United
                         New Concepts
                         Fund, Inc.

                         ANNUAL
                         REPORT
                         ----------------------------------------
                         For the fiscal year ended March 31, 2000

     MANAGER'S LETTER
     -----------------------------------------------------------------
     MARCH 31, 2000


     Dear Shareholder:

     This report relates to the operation of United New Concepts Fund for the fiscal year ended March 31, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     Strong growth, low inflation and rising productivity characterized the U.S. economy over the past year as it continued in what now has become the longest economic expansion in U.S. history. Throughout the year, the global economy improved as well.

     A year ago, we positioned the Fund somewhat defensively feeling that equity valuations would be threatened by rising interest rates. Through the summer that move proved appropriate. However, by the fall of 1999, it became clear that the market's pull back would only be temporary.
     Momentum, narrow market leadership, initial public offerings and technology again became the order of the day. Our exposure to technology, telecommunications and energy sectors was increased and helped lead the Fund to substantial gains for the year.

     The strategies and techniques we applied resulted in the performance of the Fund falling below the Lipper Mid-Cap Growth Fund Universe Average and slightly below the Russell Midcap Growth Index, as charted on the following page. These indexes reflect the performance of securities that generally represent the mid-cap companies sector of the stock market (the Russell Midcap Growth Index) and the universe of funds with similar investment objectives (the Lipper Mid-Cap Growth Fund Universe Average). The Lipper category assigned to the Fund by Lipper, Inc. has changed from last year's report. The change resulted from Lipper's new fund classification system which now uses a fund's portfolio holdings as the primary basis for its classification. The Russell Midcap Growth Index replaces the Nasdaq Industrials Index in this year's report. We believe that the new index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented in this year's report for comparison purposes.

     Many of the positive conditions that led to strong financial markets this past year remain in place, particularly strong economic growth. At the same time, there is reason for pause. The valuation gap between the "old economy" and the "new economy" is wider than ever, interest rates appear to be on the rise and investors appear to have become indifferent towards risk. While these factors are not new, recent market action suggests that some caution may be warranted. In the face of this, we approach the year ahead with some caution, but remain focused on achieving superior returns through sound fundamental research and prudent stock selection.

     Thank you very much for your continued support and confidence in our organization.

     Respectfully,


     Zachary H. Shafran
     Manager, United New Concepts Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
                   United New Concepts Fund, Inc., Class A Shares,
                          The Russell Midcap Growth Index,
                            The Nasdaq Industrials Index
                 and The Lipper Mid-Cap Growth Fund Universe Average


                    United                                      Lipper
                    New                                        Mid-Cap
                    Concepts     Russell                        Growth
                    Fund, Inc.,   Midcap         Nasdaq           Fund
                    Class         Growth    Industrials       Universe
                    A Shares       Index          Index        Average
                    ---------  ---------     ----------     ----------
       03/31/90 Purchase9,425     10,000         10,000         10,000
       03/31/91       12,593      12,102         12,098         11,812
       03/31/92       17,358      14,017         15,006         14,434
       03/31/93       17,912      15,859         15,839         16,053
       03/31/94       20,637      16,934         17,292         18,277
       03/31/95       24,868      18,950         17,795         20,232
       03/31/96       32,375      24,395         22,748         27,654
       03/31/97       29,662      25,941         22,595         26,797
       03/31/98       44,919      36,939         30,226         38,321
       03/31/99       52,928      40,220         30,778         40,484
       03/31/00       92,418      71,268         53,719         78,302

     ===== United New Concepts Income Fund, Class A Shares* -- $92,418 . . . Russell Midcap Growth Index -- $71,268
     +++++ Nasdaq Industrials Index  -- $53,719
     ----  Lipper Mid-Cap Growth Fund Universe Average -- $78,302

      *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


                          Average Annual Total Return+
                         Class A    Class B   Class C   Class Y
                    ----------------------------------------------
     Year Ended
        3/31/00          64.57%     N/A       N/A       75.17%
     5 Years Ended
        3/31/00          28.49%     N/A       N/A       N/A
     10 Years Ended
        3/31/00          24.90%     N/A       N/A       N/A
     Since inception of
        Class++ through
        3/31/00          N/A        50.60%    53.71%    27.62%

      +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
     ++10/4/99 for Class B shares, 10/4/99 for Class C shares and 9/6/95 for
       Class Y shares (the date on which shares were first acquired by shareholders).

     Past performance is not necessarily indicative of future results. Indexes are unmanaged.

     SHAREHOLDER SUMMARY
     --------------------------------------------------------------
     United New Concepts Fund, Inc.

     PORTFOLIO STRATEGY:
     Common Stock in            OBJECTIVE:   To seek growth of
     mid-capitalization companies            capital.
                                 STRATEGY:   Invests primarily in
     Maximum 10% Foreign                     common stocks of U.S.
     Securities                              companies whose market
                                             capitalizations are
                                             within the range of capitalizations
                                             of companies comprising the
                                             Standard & Poors MidCap 400 Index
                                             and that the Fund's investment
                                             manager believes offer above-
                                             average growth potential.

                                  FOUNDED:   1983

             SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (December)

     PERFORMANCE SUMMARY - Class A Shares

                PER SHARE DATA
     For the Fiscal Year Ended March 31, 2000
     ----------------------------------------

     CAPITAL GAINS DISTRIBUTION      $1.32
                                     =====

     NET ASSET VALUE ON
        3/31/00 $15.07 adjusted to: $16.39 (A)
        3/31/99                       9.52
                                    ------
     CHANGE PER SHARE               $ 6.87
                                    ======

     (A)This number includes the capital gains distribution of $1.32 paid in December 1999 added to the actual net asset value on March 31, 2000.

     Past performance is not necessarily indicative of future results.


                                TOTAL RETURN HISTORY

                                         Average Annual Total Return
                                         ---------------------------
                                             With          Without
     Period                               Sales Load*   Sales Load**
     ------                               -----------   ------------
      1-year period ended 3-31-00            64.57%         74.61%
      5-year period ended 3-31-00            28.49%         30.02%
     10-year period ended 3-31-00            24.90%         25.65%

      *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

     **Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

     Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     PORTFOLIO HIGHLIGHTS

     On March 31, 2000, United New Concepts Fund, Inc. had net assets totaling $2,039,313,867 invested in a diversified portfolio of:

        94.70%  Common Stocks
         5.30%  Cash and Cash Equivalents

     As a shareholder of United New Concepts Fund, Inc., for every $100 you had invested on March 31, 2000, your Fund owned:

      $38.48  Services Stocks
       28.71  Manufacturing Stocks
       22.32  Transportation, Communication, Electric
                and Sanitary Services Stocks
        5.30  Cash and Cash Equivalents
        3.11  Finance, Insurance and Real Estate Stocks
        1.09  Mining Stocks
        0.99  Wholesale and Retail Trade Stocks

     THE INVESTMENTS OF
     UNITED NEW CONCEPTS FUND, INC.
     MARCH 31, 2000


                                                   Shares        Value

     COMMON STOCKS
     Automotive Dealers and Service Stations - 0.50%
      O'Reilly Automotive, Inc.*  .............  712,500$   10,242,188

     Building Materials and Garden Supplies - 0.49%
      Fastenal Company  .......................  210,000    10,047,187

     Business Services - 24.28%
      AHL Services, Inc.*  ....................  600,000     6,112,500
      Acxiom Corporation*  ....................1,100,000    37,021,875
      Aether Systems, Inc.*  ..................  274,200    49,904,400
      America Online, Inc.*  ..................  825,000    55,481,250
      ARTISTdirect, Inc.*  ....................   15,000       114,844
      Cerner Corporation*  ....................1,100,000    29,665,625
      CheckFree Holdings Corporation*  ........1,200,000    84,712,500
      Critical Path, Inc.*  ...................  500,000    42,484,375
      Getty Images, Inc.*  ....................  459,600    16,531,238
      InterTrust Technologies Corporation*  ...   17,100       726,216
      NOVA Corporation*  ......................  600,000    17,475,000
      Official Payments Corporation*  .........  300,000    12,562,500
      S1 Corporation*  ........................  404,000    34,630,375
      Shared Medical Systems Corporation  .....1,200,000    62,250,000
      Ticketmaster Online-CitySearch, Inc.,
        Class B* ..............................  450,000    11,292,187
      USINTERNETWORKING, Inc.*  ...............  531,750    20,638,547
      Valassis Communications, Inc.*  .........  409,000    13,624,812
        Total .................................            495,228,244

     Chemicals and Allied Products - 3.95%
      Dial Corporation (The)*  ................1,000,000    13,750,000
      Genzyme Corporation - General Division*    800,000    40,075,000
      Watson Pharmaceuticals, Inc.*  ..........  673,600    26,733,500
        Total .................................             80,558,500

     Communication - 21.65%
      American Mobile Satellite Corporation*  .1,500,000    36,093,750
      COLT Telecom Group plc, ADR*  ...........  375,000    73,968,750
      Insight Communications Company, L.P.*  ..  550,750    11,376,430
      Nextel Communications, Inc.*  ...........  400,000    59,287,500
      PanAmSat Corporation*  ..................  400,000    19,612,500
      Research In Motion Limited*  ............  700,000    74,637,500
      Research In Motion Limited* (A)  ........  600,000    62,740,782
      Salem Communications Corporation, Class A* 400,000     4,762,500
      VoiceStream Wireless Corporation*  ......  500,000    64,562,500
      Western Wireless Corporation, Class A*  .  750,000    34,382,812
        Total .................................            441,425,024

     Depository Institutions - 2.32%
      Concord EFS, Inc.*  ..................... 2,062,850   47,252,158

                   See Notes to Schedule of Investments on page 8.

     THE INVESTMENTS OF
     UNITED NEW CONCEPTS FUND, INC.
     MARCH 31, 2000

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Educational Services - 0.83%
      Edison Schools Inc.*  ...................  860,000$   16,850,625

     Electronic and Other Electric Equipment - 9.56%
      Alteon WebSystems, Inc.*  ...............  176,000    14,256,000
      Chartered Semiconductor Manufacturing
        Ltd, ADR* .............................  276,800    25,984,600
      Cypress Semiconductor Corporation*  .....  700,000    34,518,750
      Flextronics International Ltd.*  ........  325,000    22,882,031
      Microsemi Corporation*  .................  600,000    20,475,000
      Sawtek Inc.*  ...........................  400,000    20,900,000
      Sycamore Networks, Inc.*  ...............   96,000    12,372,000
      TelCom Semiconductor, Inc.*  ............  527,000    15,777,062
      Viasystems Group, Inc.*  ................1,800,000    27,900,000
        Total .................................            195,065,443

     Engineering and Management Services - 4.14%
      Incyte Pharmaceuticals, Inc.*  ..........  600,000    52,443,750
      marchFIRST, Inc.*  ......................  640,100    22,803,562
      MAXIMUS, Inc.*  .........................  300,000     9,150,000
        Total .................................             84,397,312

     Health Services - 2.02%
      Express Scripts, Inc., Class A  .........  500,000    20,984,375
      Quorum Health Group, Inc.*  .............2,000,000    20,187,500
        Total .................................             41,171,875

     Industrial Machinery and Equipment - 11.03%
      Baker Hughes Incorporated  ..............1,200,000    36,300,000
      Cisco Systems, Inc.*  ...................  480,000    37,110,000
      Compaq Computer Corporation  ............  500,000    13,312,500
      Concurrent Computer Corp.*  .............2,300,000    29,109,375
      Cooper Cameron Corporation*  ............  550,000    36,781,250
      Maxtor Corporation*  ....................2,000,000    25,812,500
      Proxim, Inc.*  ..........................   80,200    10,187,906
      RSA Security Inc.*  .....................  700,000    36,246,875
        Total .................................            224,860,406

     Oil and Gas Extraction - 1.09%
      Noble Affiliates, Inc.  .................  675,000    22,148,438

     Prepackaged Software - 7.21%
      Dendrite International, Inc.*  ..........  900,000    18,928,125
      Descartes Systems*  .....................  700,000    32,987,500
      Intuit Inc.*  ...........................1,200,000    65,212,500
      Parametric Technology Corporation*  .....  600,000    12,656,250
      Transaction Systems Architects, Inc.,
        Class A* ..............................  601,200    17,359,650
        Total .................................            147,144,025

                   See Notes to Schedule of Investments on page 8.

     THE INVESTMENTS OF
     UNITED NEW CONCEPTS FUND, INC.
     MARCH 31, 2000

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Printing and Publishing - 0.51%
      Martha Stewart Living Omnimedia, Inc.*  .  388,500$   10,489,500

     Real Estate - 0.79%
      HomeServices.Com Inc.*  .................  390,000     3,839,063
      homestore.com, Inc.*  ...................  250,200    12,181,612
        Total .................................             16,020,675

     Transportation Equipment - 3.66%
      Gentex Corporation*  ....................  900,000    33,328,125
      Harley-Davidson, Inc.  ..................  520,000    41,275,000
        Total .................................             74,603,125

     Trucking and Warehousing - 0.67%
      Iron Mountain Incorporated*  ............  400,000    13,625,000

     TOTAL COMMON STOCKS - 94.70%                       $1,931,129,725
      (Cost: $1,094,466,791)

     TOTAL SHORT-TERM SECURITIES - 3.83%                $   78,200,856
      (Cost: $78,200,856)

     TOTAL INVESTMENT SECURITIES - 98.53%               $2,009,330,581
      (Cost: $1,172,667,647)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.47%      29,983,286

     NET ASSETS - 100.00%                               $2,039,313,867


     Notes To Schedule of Investments

     *No income dividends were paid during the preceding 12 months.

     (A) Listed on an exchange outside the United States.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

     UNITED NEW CONCEPTS FUND, INC.
     STATEMENT OF ASSETS AND LIABILITIES
     MARCH 31, 2000
     (In Thousands, Except for Per Share Amounts)

     Assets
      Investment securities - at value
        (Notes 1 and 3) .................................   $2,009,331
      Cash   ............................................            1
      Receivables:
        Fund shares sold ................................       33,739
        Dividends and interest ..........................          378
      Prepaid insurance premium  ........................           11
                                                            ----------
         Total assets  ..................................    2,043,460
                                                            ----------
     Liabilities
      Payable to Fund shareholders  .....................        3,345
      Accrued service fee (Note 2)  .....................          347
      Accrued transfer agency and dividend
        disbursing (Note 2) .............................          331
      Accrued distribution fee (Note 2)  ................           68
      Accrued management fee (Note 2)  ..................           46
      Accrued accounting services fee (Note 2)  .........            8
      Other  ............................................            1
                                                            ----------
         Total liabilities  .............................        4,146
                                                            ----------
           Total net assets .............................   $2,039,314
                                                            ==========
     Net Assets
      $1.00 par value capital stock
        Capital stock ...................................   $  135,338
        Additional paid-in capital ......................      881,608
      Accumulated undistributed income:
        Accumulated undistributed net realized gain
         on investment transactions  ....................      185,705
        Net unrealized appreciation in value of
         investments  ...................................      836,663
                                                            ----------
         Net assets applicable to outstanding units
           of capital ...................................   $2,039,314
                                                            ==========
     Net asset value per share (net assets divided
      by shares outstanding)
      Class A  ..........................................       $15.07
      Class B  ..........................................       $14.98
      Class C  ..........................................       $14.99
      Class Y  ..........................................       $15.14
     Capital shares outstanding
      Class A  ..........................................      131,634
      Class B  ..........................................        1,869
      Class C  ..........................................          364
      Class Y  ..........................................        1,471
     Capital shares authorized ..........................      300,000

                         See notes to financial statements.

     UNITED NEW CONCEPTS FUND, INC.
     STATEMENT OF OPERATIONS
     For the Fiscal Year Ended MARCH 31, 2000
     (In Thousands)

     Investment Loss
      Income (Note 1B):
        Interest and amortization .......................     $  8,142
        Dividends .......................................        1,195
                                                              --------
         Total income  ..................................        9,337
                                                              --------
      Expenses (Note 2):
        Investment management fee .......................       11,686
        Transfer agency and dividend disbursing:
         Class A ........................................        3,086
         Class B ........................................           31
         Class C ........................................            4
        Service fee:
         Class A ........................................        3,023
         Class B ........................................           14
         Class C ........................................            2
        Distribution fee:
         Class A ........................................          301
         Class B ........................................           43
         Class C ........................................            7
        Accounting services fee .........................          100
        Custodian fees ..................................           73
        Shareholder servicing - Class Y .................           27
        Legal fees ......................................           21
        Audit fees ......................................           17
        Other ...........................................          325
                                                              --------
         Total expenses  ................................       18,760
                                                              --------
           Net investment loss ..........................       (9,423)
                                                              --------

     Realized and Unrealized Gain (Loss) on
      Investments (Notes 1 and 3)
      Realized net gain on investments  .................      309,145
      Realized net loss on call options written  ........      (19,611)
      Realized net loss on put options purchased  .......       (7,100)
                                                              --------
        Realized net gain on investments ................      282,434
      Unrealized appreciation in value of investments
        during the period ...............................      530,512
                                                              --------
         Net gain on investments  .......................      812,946
                                                              --------
           Net increase in net assets resulting from
            operations  .................................     $803,523
                                                              ========

                         See notes to financial statements.

     UNITED NEW CONCEPTS FUND, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     (In Thousands)
                                                 For the fiscal year
                                                   ended March 31,
                                           ----------------------------
                                                   2000      1999
     Increase in Net Assets                --------------   ------------
      Operations:
        Net investment loss ..............        $(9,423)      $   (311)
        Realized net gain on investments .        282,434        110,553
        Unrealized appreciation ..........        530,512        37,398
                                               ----------      ---------
         Net increase in net assets
           resulting from operations .....        803,523       147,640
                                               ----------      ---------
      Distributions to shareholders from (Note 1D):*
        Net investment income:
         Class A  ........................            ---           (348)
         Class B .........................            ---            ---
         Class C .........................            ---            ---
         Class Y  ........................            ---            (40)
        Realized gains on securities transactions:
         Class A  ........................       (149,021)      (108,654)
         Class B .........................           (616)           ---
         Class C .........................            (89)           ---
         Class Y  ........................         (1,793)        (1,329)
                                               ----------      ---------
                                                 (151,519)      (110,371)
                                               ----------      ---------
      Capital share transactions
        (Note 5) .........................        403,326        157,014
                                               ----------      ---------
            Total increase  ..............      1,055,330        194,283
     Net Assets
      Beginning of period ............ ...        983,984        789,701
                                               ----------      ---------
      End of period  .....................     $2,039,314       $983,984
                                               ==========      =========
        Undistributed net investment
         income  .........................           $---           $---
                                                     ====           ====
                    *See "Financial Highlights" on pages 12 - 15.
                         See notes to financial statements.

     UNITED NEW CONCEPTS FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class A Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:*
                                   For the fiscal year ended March 31,
                                   -----------------------------------
                                    2000   1999    1998   1997    1996
                                  ------ ------  ------ ------  ------
     Net asset value,
      beginning of
      period  ...........         $ 9.52  $9.24   $6.80  $7.73   $6.13
                                  ------  -----   -----  -----   -----
     Income from investment
      operations:
      Net investment
        income (loss) ...          (0.09) (0.00)   0.01   0.03    0.02
      Net realized and
        unrealized gain
        (loss) on
        investments .....           6.96   1.54    3.29  (0.64)   1.81
                                  ------  -----   -----  -----   -----
     Total from investment
      operations  .......           6.87   1.54    3.30  (0.61)   1.83
                                  ------  -----   -----  -----   -----
     Less distributions:
      From net investment
        income ..........          (0.00) (0.01)  (0.01) (0.03)  (0.02)
      From capital gains           (1.32) (1.25)  (0.85) (0.29)  (0.21)
                                  ------  -----   -----  -----   -----
     Total distributions.          (1.32) (1.26)  (0.86) (0.32)  (0.23)
                                  ------  -----   -----  -----   -----
     Net asset value,
      end of period  ....         $15.07  $9.52   $9.24  $6.80   $7.73
                                  ======  =====   =====  =====   =====
     Total return**......          74.61% 17.83%  51.44% -8.38%  30.18%
     Net assets, end
      of period (in
      millions) .........         $1,984   $972    $779   $501    $492
     Ratio of expenses
      to average net
      assets  ...........           1.32%  1.29%   1.25%  1.27%   1.19%
     Ratio of net investment
      income (loss) to average
      net assets  .......          -0.66% -0.04%   0.06%  0.39%   0.29%
     Portfolio turnover
      rate  .............         127.31% 48.95%  38.51% 38.82%  27.75%

          *Per-share amounts have been adjusted retroactively to reflect the
           100% stock dividend effected June 26, 1998.
         **Total return calculated without taking into account the sales load deducted on an initial purchase.

                         See notes to financial statements.

     UNITED NEW CONCEPTS FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class B Shares
     For a Share of Capital Stock Outstanding
     Throughout The Period:

                                 For the
                                  period
                                    from
                                10/4/99*
                                 through
                                 3/31/00
                                 -------
     Net asset value,
      beginning of period                $10.69
                                  -----
     Income from investment
      operations:
      Net investment income                0.01
      Net realized and
        unrealized gain
        on investments ..           5.60
                                  -----
     Total from investment
      operations  .......           5.61
                                  -----
     Less distributions:
      From net investment
        income ..........          (0.00)
      From capital gains                  (1.32)
                                  -----
     Total distributions                  (1.32)
                                  -----
     Net asset value,
      end of period  ....         $14.98
                                  =====
     Total return .......          54.60%
     Net assets, end of
      period (in
      millions)  ........            $28
     Ratio of expenses to
      average net assets                   2.40%**
     Ratio of net investment
      loss to average
      net assets  .......          -1.73%**
     Portfolio turnover
      rate  .............         127.31%**

         *Commencement of operations.
        **Annualized.


                         See notes to financial statements.

     UNITED NEW CONCEPTS FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class C Shares
     For a Share of Capital Stock Outstanding
     Throughout The Period:

                                 For the
                                  period
                                    from
                                10/4/99*
                                 through
                                 3/31/00
                                 -------
     Net asset value,
      beginning of period                $10.69
                                  -----
     Income from investment
      operations:
      Net investment income                0.02
      Net realized and
        unrealized gain
        on investments ..           5.60
                                  -----
     Total from investment
      operations  .......           5.62
                                  -----
     Less distributions:
      From net investment
        income ..........          (0.00)
      From capital gains                  (1.32)
                                  -----
     Total distributions                  (1.32)
                                  -----
     Net asset value,
      end of period  ....         $14.99
                                  =====
     Total return .......          54.71%
     Net assets, end of
      period (in
      millions)  ........             $5
     Ratio of expenses to
      average net assets                   2.30%**
     Ratio of net investment
      loss to average
      net assets  .......          -1.62%**
     Portfolio turnover
      rate  .............         127.31%**

         *Commencement of operations.
        **Annualized.

                         See notes to financial statements.

     UNITED NEW CONCEPTS FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class Y Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:*
                                                               For the
                                                                period
                                          For the fiscal          from
                                       year ended March 31,   9/6/95**
                                 ----------------------------- through
                                    2000   1999    1998   1997 3/31/96
                                  ------ ------  ------ ------ -------
     Net asset value,
      beginning of period         $ 9.53  $9.25   $6.80  $7.74   $7.57
                                  ------  -----   -----  -----   -----
     Income from investment
      operations:
      Net investment
        income (loss) ...          (0.05)  0.03    0.03   0.05    0.02
      Net realized and
        unrealized gain (loss)
        on investments...           6.98   1.54    3.30  (0.65)   0.38
                                  ------  -----   -----  -----   -----
     Total from investment
      operations ........           6.93   1.57    3.33  (0.60)   0.40
                                  ------  -----   -----  -----   -----
     Less distributions:
      From net investment
        income...........          (0.00) (0.04)  (0.03) (0.05)  (0.02)
      From capital gains           (1.32) (1.25)  (0.85) (0.29)  (0.21)
                                  ------  -----   -----  -----   -----
     Total distributions.          (1.32) (1.29)  (0.88) (0.34)  (0.23)
                                  ------  -----   -----  -----   -----
     Net asset value,
      end of period .....         $15.14  $9.53   $9.25  $6.80   $7.74
                                  ======  =====   =====  =====   =====
     Total return .......          75.17% 18.29%  51.83% -8.12%   5.44%
     Net assets, end of
      period (in
      millions)  ........            $22    $12     $11     $8      $7
     Ratio of expenses
      to average net
      assets ............           1.02%  0.95%   0.96%  0.97%   0.96%+
     Ratio of net
      investment income
      (loss) to average
      net assets  .......          -0.36%  0.29%   0.35%  0.69%   0.54%+
     Portfolio
      turnover rate .....         127.31% 48.95%  38.51% 38.82%  27.75%+

       *Per-share amounts have been adjusted retroactively to reflect the 100%
        stock dividend effected June 26, 1998.
      **Commencement of operations.
       +Annualized.
                         See notes to financial statements.

     UNITED NEW CONCEPTS FUND, INC.
     NOTES TO FINANCIAL STATEMENTS
     MARCH 31, 2000

     NOTE 1 -- Significant Accounting Policies

          United New Concepts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

     B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See
          Note 3 -- Investment Security Transactions.

     C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

     D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes.
          See Note 4 -- Federal Income Tax Matters.

     E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At March 31, 2000, $9,423,186 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions. Net investment income, net realized gains and net assets were not affected by this change.

          The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     NOTE 2 -- Investment Management And Payments to Affiliated Persons

          The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion. The Fund accrues and pays the fee daily.

          Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

          The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                          Accounting Services Fee
                     Average
                 Net Asset Level                  Annual Fee
            (all dollars in millions)        Rate for Each Level
            -------------------------        -------------------
               From $    0 to $   10              $      0
               From $   10 to $   25              $ 10,000
               From $   25 to $   50              $ 20,000
               From $   50 to $  100              $ 30,000
               From $  100 to $  200              $ 40,000
               From $  200 to $  350              $ 50,000
               From $  350 to $  550              $ 60,000
               From $  550 to $  750              $ 70,000
               From $  750 to $1,000              $ 85,000
                    $1,000 and Over               $100,000

          For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

          As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $4,075,298. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $3,617,639 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. The purpose of the deferred sales charge is to compensate W&R for the costs incurred by W&R in connection with the sale of Fund shares.

          With respect to Class B shares, the amount of the CDSC will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the first calendar year of investment, 5%; the second calendar year, 4%; the third calendar year, 3%; the fourth calendar year, 3%; the fifth calendar year, 2%; the sixth calendar year, 1% and thereafter, 0%.

          If Class C shares are sold within 12 months of buying these shares, a 1% CDSC will be imposed.

          The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended March 31, 2000, W&R received $2,144 and $844 in deferred sales charges from Class B shares and Class C shares, respectively.

          Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

          Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

          The Fund paid Directors' fees of $42,955, which are included in other expenses.

          W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

     NOTE 3 -- Investment Security Transactions

          Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $1,865,601,703 while proceeds from maturities and sales aggregated $1,611,764,282. Purchases of options aggregated $7,907,540 while proceeds from options aggregated $10,105,904. Purchases of short-term securities aggregated $4,735,305,338 while proceeds from maturities and sales aggregated $4,817,650,731. No U.S. Government securities were bought or sold during the period ended March 31, 2000.

          For Federal income tax purposes, cost of investments owned at March 31, 2000 was $1,177,665,495, resulting in net unrealized appreciation of $831,665,086, of which $887,936,810 related to appreciated securities and $56,271,724 related to depreciated securities.

     NOTE 4 -- Federal Income Tax Matters

          For Federal income tax purposes, the Fund realized capital gain net income of $277,946,487 during the year ended March 31, 2000, of which a portion was paid to shareholders during the period ended March 31, 2000. Remaining capital gain net income will be distributed to the Fund's shareholders.

      NOTE 5 -- Multiclass Operations

          The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

          Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

          Transactions in capital stock are summarized below.   Amounts are in
     thousands.

                                   For the fiscal
                               year ended March 31,
                            --------------------------
                                2000           1999
                            ------------  ------------
     Shares issued from sale
      of shares:
      Class A  ............       76,177        45,230
      Class B .............        1,843           ---
      Class C .............          367           ---
      Class Y  ............          475         1,008
     Shares issued from
      reinvestment of dividends
      and/or capital gains
      distribution:
      Class A  ............       11,409        12,288
      Class B .............           48           ---
      Class C .............            7           ---
      Class Y  ............          139           156
     Shares redeemed:
      Class A  ............      (57,998)      (39,822)
      Class B .............          (22)          ---
      Class C .............          (10)          ---
      Class Y  ............         (411)       (1,033)
                                  ------        ------
     Increase in
      outstanding capital
      shares ..............       32,024        17,827
                                  ======        ======
     Value issued from sale
      of shares:
      Class A  ............   $1,022,613      $420,544
      Class B .............       26,532           ---
      Class C .............        5,432           ---
      Class Y  ............        5,962         9,457
     Value issued from
      reinvestment of dividends
      and/or capital gains
      distribution:
      Class A  ............      146,603       107,269
      Class B .............          616           ---
      Class C .............           89           ---
      Class Y  ............        1,793         1,367
     Value redeemed:
      Class A  ............     (800,566)     (371,985)
      Class B .............         (330)          ---
      Class C .............         (165)          ---
      Class Y  ............       (5,253)       (9,638)
                                --------      --------
     Increase in outstanding
      capital  ............     $403,326      $157,014
                                ========      ========

     NOTE 6 -- Options

          Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

          When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded, or in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a put written is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium.

          Transactions in call options written were as follows:
                                            Number of        Premiums
                                            Contracts        Received
                                            ---------        --------
     Outstanding at March 31, 1999 ......       1,101      $6,499,725
     Options written       ..............       7,900       3,606,179
     Options terminated in closing
         purchase transactions  .........       (6,501)    (8,793,448)
     Options exercised     ..............       (2,500)    (1,312,456)
     Options expired ....................         ---             ---
                                                -----     -----------
     Outstanding at March 31, 2000 ......         ---      $      ---
                                                =====     ===========

     INDEPENDENT AUDITORS' REPORT

     The Board of Directors and Shareholders,
     United New Concepts Fund, Inc.:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United New Concepts Fund, Inc. (the "Fund") as of March 31, 2000, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United New Concepts Fund, Inc. as of March 31, 2000, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


     Deloitte & Touche LLP
     Kansas City, Missouri
     May 5, 2000

     INCOME TAX INFORMATION

     The amount of the dividend and capital gain below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the year in which they were received or reinvested.

                             PER-SHARE AMOUNTS REPORTABLE AS:
               ---------------------------------------------------------
                        For Individuals        For Corporations
                       -------------------------------------------------------
       Record         Ordinary  Long-Term               Non- Long-Term
         Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
     ----------- -------------   -------- ----------------------------
                                 Class A, B, C and Y
     12-15-99   $1.324 $0.2461    $1.0779  $0.0000   $0.2461   $1.0779
                ------ -------    -------  -------   -------   -------
     Total      $1.324 $0.2461    $1.0779  $0.0000   $0.2461   $1.0779
                ====== =======    =======  =======   =======   =======


     CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

     The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

     Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.



                         Shareholder Meeting Results

     A special meeting of United New Concepts Fund, Inc. was held on June 22, 1999. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

     Item 1.        To elect the Board of Directors:

                                                        Broker
                                     For    Withhold   Non-Votes*
     J. Concannon             48,758,069   2,775,411       0
     J. Dillingham            48,760,750   2,772,730       0
     D. Gardner               48,684,216   2,849,264       0
     L. Graves                48,736,807   2,796,673       0
     J. Harroz Jr.            48,651,152   2,882,328       0
     J. Hayes                 48,606,256   2,927,224       0
     R. Hechler               48,707,006   2,826,474       0
     H. Herrmann              48,729,223   2,804,257       0
     G. Johnson               48,547,795   2,985,685       0
     W. Morgan                48,673,913   2,859,567       0
     R. Reimer                48,672,395   2,861,085       0
     F. Ross                  48,746,111   2,787,369       0
     E. Schwartz              48,730,539   2,802,941       0
     K. Tucker                48,742,811   2,790,669       0
     F. Vogel                 48,771,310   2,762,170       0

     Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year:

                                                        Broker
                       For      Against     Abstain   Non-Votes*
                 48,376,951      491,131   2,665,398       0

     Item 3. To approve or disapprove the amendment to the Fund's investment management agreement with Waddell & Reed Investment Management Company:

                                                         Broker
                        For      Against     Abstain   Non-Votes*
                 44,437,601    3,841,645   3,211,891     42,343

     Item 4. To approve or disapprove amendment of the Fund's policy regarding securities lending:

                                                         Broker
                        For      Against     Abstain   Non-Votes*
                 45,673,327    2,176,156   3,641,654     42,343

     Item 5. To approve or disapprove the Fund's Articles of Incorporation to change the par value of Fund shares to $0.001:

                                                         Broker
                        For      Against     Abstain   Non-Votes*
                 45,613,924    1,789,263   4,130,293       0

     *Broker Non-Votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

     DIRECTORS
     Keith A. Tucker, Overland Park, Kansas, Chairman of the Board James M. Concannon, Topeka, Kansas
     John A. Dillingham, Kansas City, Missouri
     David P. Gardner, San Mateo, California
     Linda K. Graves, Topeka, Kansas
     Joseph Harroz, Jr., Norman, Oklahoma
     John F. Hayes, Hutchinson, Kansas
     Robert L. Hechler, Overland Park, Kansas
     Henry J. Herrmann, Overland Park, Kansas
     Glendon E. Johnson, Miami, Florida
     William T. Morgan, Coronado, California
     Ronald C. Reimer, Mission Hills, Kansas
     Frank J. Ross, Jr., Kansas City, Missouri
     Eleanor B. Schwartz, Kansas City, Missouri
     Frederick Vogel III, Milwaukee, Wisconsin

     OFFICERS
     Robert L. Hechler, President
     Henry J. Herrmann, Vice President
     Theodore W. Howard, Vice President and Treasurer
     Kristen A. Richards, Vice President and Secretary
     Daniel C. Schulte, Vice President
     Zachary H. Shafran, Vice President



     This report is submitted for the general information of the shareholders of United New Concepts Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United New Concepts Fund, Inc. current prospectus.




     To all traditional IRA Planholders:

     As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

     The United Group of Mutual Funds

     United Accumulative Fund
     United Asset Strategy Fund, Inc.
     United Bond Fund
     United Cash Management, Inc.
     United Continental Income Fund, Inc.
     United Government Securities Fund, Inc.
     United High Income Fund, Inc.
     United High Income Fund II, Inc.
     United Income Fund
     United International Growth Fund, Inc.
     United Municipal Bond Fund, Inc.
     United Municipal High Income Fund, Inc.
     United New Concepts Fund, Inc.
     United Retirement Shares, Inc.
     United Science and Technology Fund
     United Small Cap Fund, Inc.
     United Tax-Managed Equity Fund, Inc.
     United Vanguard Fund, Inc.














     FOR MORE INFORMATION:
     Contact your representative, or your
     local office as listed on your
     Account Statement, or contact:
       WADDELL & REED
       CUSTOMER SERVICE
       6300 Lamar Avenue
       P.O. Box 29217
       Shawnee Mission, KS  66201-9217
       (888)-WADDELL
       (888)-923-3355


     Our INTERNET address is:
       http://www.waddell.com

     NUR1012A(3-00)

     printed on recycled paper